© Mercury Systems, Inc. SECOND QUARTER FISCAL YEAR 2022 FINANCIAL RESULTS Mark Aslett President and CEO Michael Ruppert Executive Vice President and CFO February 1, 2022, 5:00 pm ET Webcast login at www.mrcy.com/investor Webcast replay available by 7:00 p.m. ET February 1, 2022

© Mercury Systems, Inc.2 Does not contain Technical Data. //No Tech Data// Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the acquisitions described herein and to fiscal 2022 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of epidemics and pandemics such as COVID, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of environmental rules and regulations, market acceptance of the Company’s products, shortages in or delays in receiving components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions, restructurings and value creation initiatives such as 1MPACT, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 2, 2021. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

© Mercury Systems, Inc.3 Does not contain Technical Data. //No Tech Data// Delivered solid results for Q2 with strong outlook for FY22 and beyond  Bookings increased substantially vs. low water mark in Q1  Anticipate even stronger bookings in H2  Expect significant bookings increase for FY22 year-over-year  Well-positioned for return to more normal levels of revenue growth and margin expansion in FY23  Five-year outlook remains intact; organic revenue growth, margin expansion, strategic M&A  Model exceptionally well-positioned at intersection of high-tech and defense  Growth driven by secure processing, trusted microelectronics, open mission systems

© Mercury Systems, Inc.4 Does not contain Technical Data. //No Tech Data// Q2 and LTM FY22 results  Bookings increased 13%  Backlog increased 1%  Revenue up 5%  Organic revenue(1) down 13%  GAAP net loss ($2.6M)  Adjusted EBITDA down 16%  Op cash of $6.8M  FCF of ($1.2M)  Bookings decreased 4%  Backlog increased 1%  Revenue up 13%  Organic revenue (1) down 1%  GAAP net income down 70%  Adjusted EBITDA up 3%  Op cash of $55.2M  FCF of $20.9M Notes (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. Q2 FY22 VS. Q2 FY21 LTM FY22 VS. LTM FY21

© Mercury Systems, Inc.5 Does not contain Technical Data. //No Tech Data// FY22 business outlook  Expect ~10% total revenue growth exceeding $1B, record adjusted EBITDA  Outlook reflects slightly more conservative organic revenue growth reflecting industry headwinds  Anticipate substantial H2 bookings growth, positive book-to-bill, solid backlog growth for FY22  Expect CR to be rectified this March if defense appropriations bill passed  Carefully managing industry-wide challenges related to FMS, supply chain, COVID, labor markets

© Mercury Systems, Inc.6 Does not contain Technical Data. //No Tech Data// 1MPACT: a 4-year effort to achieve full growth and adj. EBITDA potential  Proactively launched 1MPACT to lay foundation for next phase of value creation at scale  Launch of 1MPACT not related to industry challenges at the time  Aimed at improving our organic growth rate and margin expansion  Continue to expect $30M-$50M incremental adjusted EBITDA by FY25  Scaled and transformed business through 15 capability-led acquisitions since FY14  Grew revenue 4.4x and adjusted EBITDA 9.2x over past 7 years through full integration  M&A deal cadence and size combined with 1MPACT synergies could compound value creation

© Mercury Systems, Inc.7 Does not contain Technical Data. //No Tech Data// M&A update  Track record of successful acquisitions and strong balance sheet positions us well for future M&A  Strong pipeline with multiple opportunities in line with strategy  Continuing disciplined approach in deal pursuits, diligence, pricing and integration  Closed Avalex Technologies and Atlanta Micro acquisitions in November 2021  Integrations progressing well in addition to POC and Pentek acquired in FY21  Deployed $620 million in capital since December 2020, largest 12-month deployment in history

© Mercury Systems, Inc.8 Does not contain Technical Data. //No Tech Data// Strategy and technologies aligned with major industry drivers and trends  Expect total company revenue to continue growing faster than overall defense spending  Targeting and participating in larger, faster growing defense market segments  Well-aligned with national defense strategy; need for modernization, speed, and affordability  Unique trusted microelectronics capabilities driving future margin expansion  Larger customer opportunities through outsourced subsystem content expansion  Anticipate accelerated growth in H2 bookings, positive book-to-bill and backlog growth for FY22

Q2 FY22 vs. Q2 FY21

In $ millions, except percentage and per share data	Q2 FY21[3]	Q2 FY22[3]	CHANGE
Bookings Book-to-Bill	$210.1 1.00	$236.9 1.08	13%
Backlog 12-Month Backlog	$945.3 598.0	$953.7 572.4	1%
Revenue Organic Revenue Growth (Decline)[1]	$210.7 9%	$220.4 (13%)	5%
Gross Margin	42.1%	39.6%	(2.5) pts
Operating Expenses Selling, General & Administrative Research & Development Amortization/Restructuring/Acquisition	$70.6 31.6 28.1 10.8	$87.6 36.8 28.3 22.5	24%
GAAP Net Income (Loss)	$12.7	($2.6)	N.A.
GAAP Earnings (Loss) Per Share Weighted Average Diluted Shares	$0.23 55.4	($0.05) 55.5	N.A.
Adjusted EPS[2]	$0.54	$0.39	(28%)
Adj. EBITDA[2] % of revenue	$45.3 21.5%	$38.1 17.3%	(16%)
Operating Cash Flow	$23.9	$6.8	(71%)
Free Cash Flow[2] % of Adjusted EBITDA	$10.2 22%	($1.2) N.A.	N.A.

Notes

(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.

(2) Non-GAAP, see reconciliation table.

(3) All references in this presentation to the second quarter of fiscal 2021 and full fiscal 2021 are to the quarter ended January 1, 2021 and the 52-week period ended July 2, 2021, and to the second quarter of fiscal 2022 and full fiscal 2022 are to the quarter ended December 31, 2021 and 52-week period ending July 1, 2022.

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© Mercury Systems, Inc.10 Does not contain Technical Data. //No Tech Data// Balance sheet As of (In $ millions)(1) 1/1/21 4/2/21 7/2/21 10/1/21 12/31/21 ASSETS Cash & cash equivalents $109.1 $121.9 $113.8 $95.8 $105.2 Restricted cash 61.6 - - - - Accounts receivable, net 240.2 264.0 291.7 301.2 320.1 Inventory, net 218.4 226.8 221.6 234.4 251.3 PP&E, net 125.4 128.3 128.5 128.7 127.4 Goodwill and intangibles, net 1,093.6 1,077.3 1,112.5 1,102.5 1,318.4 Other 100.8 85.0 87.0 102.5 108.4 TOTAL ASSETS $1,949.2 $1,903.3 $1,955.1 $1,965.1 $2,230.8 LIABILITIES AND S/E AP and accrued expenses $116.8 $131.3 $120.1 $144.2 $136.9 Deferred consideration 61.6 - - - - Other liabilities 180.1 158.0 150.9 141.4 155.3 Debt 160.0 160.0 200.0 200.0 451.5 Total liabilities 518.5 449.3 471.0 485.6 743.7 Stockholders’ equity 1,430.6 1,454.0 1,484.1 1,479.5 1,487.1 TOTAL LIABILITIES AND S/E $1,949.2 $1,903.3 $1,955.1 $1,965.1 $2,230.8 Notes (1) Rounded amounts used.

© Mercury Systems, Inc.11 Does not contain Technical Data. //No Tech Data// Cash flow summary For the Fiscal Quarters Ended (In $ millions)(1) 1/1/21 4/2/21 7/2/21 10/1/21 12/31/21 Net Income (Loss) $12.7 $15.6 $17.9 ($7.1) ($2.6) Depreciation and amortization 13.3 20.0 20.8 21.5 24.1 Gain on investment 0.4 - - - - Other non-cash items, net 8.0 5.7 12.3 5.8 5.8 Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, and costs in excess of billings (10.3) (21.5) (23.6) (9.4) (8.5) Inventory (1.4) (8.4) 10.1 (12.8) (7.6) Accounts payable and accrued expenses (12.7) 5.1 (9.5) 21.7 (8.4) Other 14.0 6.7 (0.8) (21.7) 4.1 (10.4) (18.1) (23.8) (22.2) (20.4) Operating Cash Flow 23.9 23.2 27.2 (2.0) 6.8 Capital expenditures (13.8) (10.0) (10.9) (5.4) (8.0) Free Cash Flow(2) $10.2 $13.2 $16.3 ($7.4) ($1.2) Free Cash Flow(2) / Adjusted EBITDA(2) 22% 24% 28% N.A. N.A. Free Cash Flow(2) / GAAP Net Income 80% 85% 91% N.A. N.A. Notes (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table.

© Mercury Systems, Inc.12 Does not contain Technical Data. //No Tech Data// Q3 FY22 guidance In $ millions, except percentage and per share data Q3 FY21(1) Q3 FY22(2)(5) CHANGE Revenue $256.9 $245.0 - $255.0 (5%) – (1%) GAAP Net Income $15.6 $8.2 - $10.4 (48%) – (33%) GAAP EPS $0.28 $0.15 - $0.19 (46%) – (32%) Weighted-average diluted shares outstanding 55.5 55.9 Adjusted EPS(4) $0.64 $0.55 - $0.59 (14%) – (8%) Adj. EBITDA(4) % of revenue $54.8 21.3% $50.0 - $53.0 20.4% – 20.8% (9%) – (3%) Notes (1) Q3 FY21 figures are as reported in the Company’s earnings release dated May 4, 2021. (2) The guidance included herein is from the Company’s earnings release dated February 1, 2022. (3) The effective tax rate in the guidance included herein excludes discrete items (4) Non-GAAP, see reconciliation table. (5) All references in this presentation to the third quarter of fiscal 2021 and full fiscal 2021 are to the quarter ended April 2, 2021 and the 53-week period ended July 2, 2021, and to the third quarter of fiscal 2022 and full fiscal 2022 are to the quarter ending April 1, 2022 and 52-week period ending July 1, 2022.

© Mercury Systems, Inc.13 Does not contain Technical Data. //No Tech Data// FY22 annual guidance In $ millions, except percentage and per share data FY21(1) FY22(2)(5) CHANGE Revenue $924.0 $1,000.0 - $1,030.0 8% – 11% GAAP Net Income $62.0 $44.8 - $50.1 (28%) – (19%) GAAP EPS $1.12 $0.80 - $0.90 (29%) – (20%) Weighted-average diluted shares outstanding 55.5 55.8 Adjusted EPS(4) $2.42 $2.51 - $2.60 4% – 7% Adj. EBITDA(4) % of revenue $201.9 21.9% $220.0 - $227.0 22.0% - 22.0% 9% – 12% Notes (1) FY21 figures are as reported in the Company’s earnings release dated August 3, 2021. (2) The guidance included herein is from the Company’s earnings release dated February 1, 2022. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. (5) All references in this presentation to the third quarter of fiscal 2021 and full fiscal 2021 are to the quarter ended April 1, 2021 and the 53-week period ended July 2, 2021, and to the third quarter of fiscal 2022 and full fiscal 2022 are to the quarter ending April 2, 2022 and 52-week period ending July 1, 2022.

© Mercury Systems, Inc.14 Does not contain Technical Data. //No Tech Data// Implied Q4 FY22 guidance Notes (1) H1 FY22 figures are as reported in the Company’s earnings release dated February 1, 2022. (2) The guidance included herein is from the Company’s earnings release dated February 1, 2022. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. (5) All references in this presentation to the third quarter of fiscal 2021 and full fiscal 2021 are to the quarter ended April 1, 2021 and the 53-week period ended July 2, 2021, and to the third quarter of fiscal 2022 and full fiscal 2022 are to the quarter ending April 2, 2022 and 52-week period ending July 1, 2022. In $ millions, except percentage and per share data H1 FY22 Actuals (1) Q3 FY22 Guidance Midpoint(2) (5) FY22 Guidance Midpoint(2) (5) Implied Q4 Guidance Midpoint Revenue % growth $445 7% $250 (3%) $1,015 10% $320 28% GAAP Net (Loss) Income ($10) $9 $47 $48 GAAP (Loss) Earnings Per Share ($0.18) $0.17 $0.85 $0.86 Adjusted EPS(4) $0.80 $0.57 $2.56 $1.19 Adj. EBITDA(4) % of revenue $76 17% $52 21% $224 22% $96 30%

© Mercury Systems, Inc.15 Does not contain Technical Data. //No Tech Data// Implied Q4 FY22 guidance  Record Q4 financial performance expected across all key metrics  Current backlog and expected Q3 bookings provide strong visibility into Q4  Sole source, recurring and well-funded programs driving Q3/Q4 bookings  Margin expansion resulting from production program and license mix  Meaningful operating leverage resulting from record revenues

© Mercury Systems, Inc.16 Does not contain Technical Data. //No Tech Data// Summary  Delivered solid results for Q2  Expect strong FY23 as organic growth returns to more normal levels  1MPACT expected to drive margin expansion  Secure processing, trusted microelectronics, and open mission systems driving growth  Benefiting from outsourcing, secure processing, delayering and reshoring  Well-aligned with customers/DoD, strong design win cadence, new business activity robust  Committed to delivering strong margins, organic growth, disciplined M&A, full integration  Strategy expected to continue creating significant value for shareholders

17 APPENDIX

© Mercury Systems, Inc.18 Does not contain Technical Data. //No Tech Data// Adjusted EPS reconciliation Notes (1) Per share information is presented on a fully diluted basis. (2) Rounded amounts used. (3) Impact to income taxes is calculated by recasting income before income taxes to include the add-backs involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the add-backs. (4) All references in this presentation to the third quarter of fiscal 2022 and full fiscal 2022 are to the quarter ending April 1, 2022 and the 52-week period ending July 1, 2022.

© Mercury Systems, Inc.19 Does not contain Technical Data. //No Tech Data// Adjusted EBITDA reconciliation Notes (1) Rounded amounts used. (2) All references in this presentation to the third quarter of fiscal 2022 and full fiscal 2022 are to the quarter ending April 1, 2022 and the 52-week period ending July 1, 2022.

© Mercury Systems, Inc.20 Does not contain Technical Data. //No Tech Data// Free cash flow reconciliation Organic revenue reconciliation Notes (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.